Exhibit 99.1

Rigetti Announces Order for a 108-Qubit Quantum Computer from India’s Centre for Development of Advanced Computing (C-DAC)

BERKELEY, Calif., (GLOBE NEWSWIRE) -- Rigetti Computing India P L, a wholly owned subsidiary of Rigetti Computing, Inc. (Nasdaq: RGTI) (“Rigetti” or the “Company”), a pioneer in full-stack quantum-classical computing, today announced that it has received an $8.4 million purchase order to deliver a 108-qubit quantum computer to the Centre for Development of Advanced Computing (C-DAC), India’s premier R&D organization of the Ministry of Electronics and Information Technology. The system will be installed on-premises at C-DAC’s Bengaluru center and is scheduled to be deployed in the second half of 2026.

The system includes Rigetti’s proprietary chiplet-based architecture, which is the foundation of Rigetti’s path to scaling to extremely high qubit count systems required for error correction and fault-tolerant quantum computing.

“We are honored that C-DAC has recognized the value of Rigetti’s quantum computing technology and expertise by selecting our system for the first quantum computer to be installed and integrated into their supercomputing data center and systems. Our open and modular architecture enables the hands-on R&D and innovation C-DAC requires to bring hybrid classical-quantum supercomputing to their community of scientific and industrial partners,” says Dr. Subodh Kulkarni, Rigetti CEO. “This highlights the growing demand for on-premises quantum computers as national governments prioritize quantum computing, and Rigetti’s leadership in delivering state-of-the-art quantum computing systems for the world’s leading researchers,” says Dr. Subodh Kulkarni.

This order builds on Rigetti’s existing partnership with C-DAC. In September 2025, Rigetti and C-DAC announced that they had signed a memorandum of understanding to explore the co-development of hybrid quantum computing systems to support government laboratories and academics pursuing quantum computing R&D.

About Rigetti

Rigetti is a pioneer in full-stack quantum computing. Rigetti quantum computers are based on superconducting qubits, which are widely believed to be the leading qubit modality given their maturity, clear path to scaling, and fast gate speeds. Current Rigetti quantum computing systems achieve gate speeds of 50-70ns, which is about 1,000 times faster than other modalities such as ion traps and neutral atoms.

Rigetti sells on-premises 9-qubit to 180-qubit quantum computing systems, supporting national laboratories and quantum computing centers. Rigetti’s Cepheus 36-qubit to 108-qubit systems are based on the Company’s proprietary chiplet-based technology and include the Company’s control electronics. Rigetti’s 9-qubit Novera QPU supports a broader R&D community with a high-performance, on-premises QPU designed to plug into a customer’s existing cryogenic and control systems.

The Company operates quantum computers over the cloud through its Rigetti Quantum Cloud Services (QCS) platform, enabling global enterprise, government, and research clients to pursue R&D. The Company’s proprietary quantum-classical infrastructure provides high-performance integration with public and private clouds for practical quantum computing.

Rigetti developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. Leveraging this proprietary technology, Rigetti deployed the industry’s largest multi-chip quantum computer in 2025 with Cepheus-1-36Q, based on four 9-qubit chiplets tiled together. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Learn more at https://www.rigetti.com/.

About C-DAC

The Centre for Development of Advanced Computing (C-DAC), established as a premier R&D institution under the Ministry of Electronics and Information Technology (MeitY), Government of India, has been a pivotal force in India’s technological advancement.

C-DAC is working on strengthening national technological capabilities in the context of global developments in the field and responding to change in the market need in selected foundation areas. In that process, C-DAC represents a unique facet working in close conjunction with MeitY to realize the nation's policy and pragmatic interventions and initiatives in Information Technology. It focuses on the design, development, and deployment of Electronic and Information & Communication Technology (ICTE) applications for socio-economic growth. Its mission includes expanding the frontiers of ICT; evolving technology solutions, architectures, systems, and standards for nationally important challenges; enabling the rapid and effective dissemination of knowledge by overcoming language barriers through technology; sharing expertise to build advanced competence in information technology; bringing the benefits of IT to society; and leveraging the intellectual property generated by converting it into business opportunities.

C-DAC is actively engaged in several nationally significant projects in the field of quantum technologies. These initiatives include the development of quantum accelerators, the establishment of a national quantum computing reference facility, and advancements in quantum communication along with related middleware and software stack development. As part of its Hybrid HPC-Quantum Mission, C-DAC also focuses on enabling hybrid HPC-Quantum applications in various scientific & industrial domains that are of national importance.

Rigetti Media Contact

press@rigetti.com

Cautionary Language and Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the federal securities laws, including statements with respect to the Company’s expectations with respect to its future success and performance, including expectations that the scheduled deployment of the 108-qubit quantum computer at C-DAC will be in the second half of 2026 and expectations that an open and modular architecture enables hands-on R&D and innovation that C-DAC requires to bring hybrid classical-quantum supercomputing to their community of scientific and industrial partners. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap; Company’s ability to deliver products to customers in time or at all, including actions by customers, such as controls over their facilities and cancelling orders; the ability of the Company to obtain government contracts successfully and in a timely manner and the availability of government funding; the potential of quantum computing; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and expansion plans; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including rising inflation and interest rates, deteriorating international trade relations, political turmoil, natural catastrophes, warfare, and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.